Selling expenses - Schedule of selling expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of selling expenses [Abstract]
Transport	$ 19,554	$ 10,395	$ 9,596
Taxes, rates and contributions	13,921	6,014	13,115
Tax on bank account transactions	6,061	3,033	4,495
Fees and compensation for services	2,806	4,603	50
Allowance / (Reversal) of the expected credit loss (Note 17)	406	(22)	(118)
Total selling expenses	$ 42,748	$ 24,023	$ 27,138